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               UNITED STATES SECURITES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 3, 2004
                                                         -------------

                       Commission File Number 1-11577

                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

            DELAWARE                                        43-0730877
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                   Identification Number)



      9387 DIELMAN INDUSTRIAL DRIVE                            63132
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principle executive offices)




                               (314) 991-9200
            (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 3, 2004, Falcon Products, Inc. issued a press release announcing the Company filed a plan to comply with the listing requirements of the New York Stock Exchange. The text of the press release, which is attached as Exhibit 99, is incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (C) Exhibits. See Exhibit Index.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004


                                       FALCON PRODUCTS, INC.

                                       By  /s/ Franklin A. Jacobs
                                           --------------------------------
                                       Franklin A. Jacobs
                                       Chairman and Chief Executive Officer


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                                EXHIBIT INDEX

Exhibit No.              Description

99                       Press Release, dated May 3, 2004